Exhibit 1.01

Conflict Minerals Report

Introduction

Our subsidiaries manufacture, market and sell various specialty chemical product lines, including high-quality specialty paints, industrial woodfinishes, protective coatings, roofing systems, sealants, adhesives and cleaners as well as nail polish, carpet cleaning, structure drying and dehumidifying hardware products focusing on the maintenance and improvement needs of both the industrial and consumer markets. Our family of products includes those marketed under brand names such as API, Betumat, Carboline, CAVE, DAP, Day-Glo, Dri-Eaz, Dryvit, Euclid, EUCO, Fibergrate, Flecto, Flowcrete, Grupo PV, Hummervoll, illbruck, Mohawk, Prime Resin, Rust-Oleum, Specialty Polymer Coatings, Stonhard, TCI, Toxement, Tremco, Tuf-Strand, Universal Sealants, Viapol, Watco and Zinsser. As of May 31, 2017, our subsidiaries marketed products in approximately 168 countries and territories and operate manufacturing facilities in approximately 139 locations in the United States, Argentina, Australia, Belgium, Brazil, Canada, Chile, China, Colombia, France, Germany, India, Italy, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Poland, Saudi Arabia, South Africa, South Korea, Spain, Sweden, Turkey, the United Arab Emirates and the United Kingdom.

After evaluating our diverse product lines, we have determined that the only products we manufacture that may contain conflict minerals are our carpet / hard surface floor cleaning, structure drying and dehumidifying hardware products, relatively small quantities of our nail polish and industrial woodfinishes products (“Scoped Products”). After conducting a Reasonable Country of Origin Inquiry (“RCOI”) of the relevant direct raw material suppliers of our Scoped Products and in accordance with Rule 13p-1 under the Securities Exchange Act (17 CFR 240.13p-1), we are filing this Conflict Minerals Report (“CMR”).

Part I.    Due Diligence

A. RCOI

As part of our endeavors to improve efficiency and to continue to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and its Conflict Minerals provisions (the “Regulations”), we recently revised our Conflict Minerals Policy (our “Policy”), which is publicly available at www.rpminc.com/ConflictMinerals/. Our Policy continues to require an initial procedure whereby all of our manufacturing companies must identify which direct raw material suppliers in their supply chains during the relevant reporting period may have supplied them with material containing one or more conflict minerals (“Relevant Suppliers”). A RCOI, as more fully described below, is then conducted on all relevant materials from such Relevant Suppliers and the suppliers’ responses are reviewed.

Requests for information were sent to all Relevant Suppliers by the responsible representatives associated with the Scoped Products. Through mid-May 2018, the responsible representatives associated with the Scoped Products ensured that follow-up email reminders were sent to Relevant Suppliers who did not respond to initial inquiries, in order to help obtain maximum participation from all Relevant Suppliers. For most of our Scoped Products, we continue to use our internally developed Information Systems Interface (“IT Interface”) to track the requests for information submitted to our suppliers as well as any responses those suppliers provided. Through this method, suppliers were asked to provide responses using the Conflict-Free Sourcing Initiative’s (“CFSI”) Conflict Minerals Reporting Template (hereinafter referred to as the “CMRT”). In many cases, the IT Interface allowed suppliers to upload a completed CMRT into the IT Interface. When that was not possible or preferred by the supplier, the responsible representatives associated with the Scoped Products received the CMRT or other information from the supplier via email and then an RPM representative uploaded that information into the IT Interface.

The CMRT includes questions about each supplier’s conflict minerals policy and inquiries about each supplier’s RCOI or due diligence procedures related to conflict minerals sourcing. Furthermore, the CMRT requests the identification of known smelters used to process any disclosed conflict minerals.

Responses from all Relevant Suppliers were reviewed.

B. Due Diligence Conducted on the Scoped Products’ 3TG Minerals Chain of Custody

1.	Framework

As in the past, we referred to the Second Edition of the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Due Diligence Framework”) and applied that internationally recognized framework to conduct our due diligence efforts. That framework incorporated and included the RCOI procedures.

2.	Due Diligence Measures Performed

In accordance with the OECD Due Diligence Framework we incorporated the following measures during our due diligence of the Scoped Products:

a)	Policy: Based upon lessons learned after the Conflict Minerals process used for the calendar year 2013 and 2014 reporting periods, and based upon professional guidance received from subject-matter experts, in May 2015 we revised our Policy to more effectively identify whether (1) we may have any conflict minerals in any of our products, and (2) if so, to identify whether any conflict minerals contained in our products originated from the Democratic Republic of Congo or its adjoining countries (“DRC Region”). Although the Policy was recently revised again in May 2018, the new revision is largely non-substantive in nature and did not change the two steps identified above. The Policy is applicable to all of our subsidiaries and identifies the procedures each subsidiary must incorporate for internal communications, as well as communications with their suppliers and customers to ensure compliance with the Regulations. The Policy is publicly available at www.rpminc.com/ConflictMinerals/.

b)	Internal Management Structure: The primary change of the Policy is that although compliance with the Policy continues to be supervised by RPM’s Senior Director of Global Compliance, it is no longer administered and implemented by RPM’s Global Strategic Sourcing Team. Details regarding other direct management and internal and external communication requirements are described in the Policy, which is publicly available, and under the RCOI section above, both of which are incorporated herein by reference.

c)	Controls, Transparency, Engagement with Suppliers and Customers: Due to our decentralized operations, the Policy requires each subsidiary company to first identify whether any of its direct raw material suppliers may have provided it with products containing a conflict mineral during the relevant reporting period. If so, then the subsidiary company must identify a person responsible to conduct the RCOI and due diligence for the subsidiary company and to communicate with that company’s identified suppliers and maintain close coordination with RPM’s Senior Director of Global Compliance regarding conflict minerals matters. As the Scoped Products are finished products which are not used as direct raw materials by any of our known customers, follow-on engagement with relevant customers was not a factor during the 2017 reporting period.

d)	Company Level Grievance Mechanism: As the Policy is applicable to all of our subsidiary companies, any violation of the Policy may be reported by anyone in accordance with our Values & Expectations of 168, which are adopted as our Code of Business Conduct and Ethics (the “Code”). Options for disclosure under the Code include, but are not limited to, contacting RPM’s Hotline where permitted by law. Additionally, the Policy requires the subsidiary company representatives to report to RPM’s Senior Director of Global Compliance any non-responsive suppliers if that information is not otherwise available to them. The Code is publicly available at www.rpminc.com/about-rpm/worldwide-code-guidelines/ and instructions for the Hotline are available at www.rpminc.com/hotline/.

e)	Identification and Assessment of Risk in the Supply Chain: Based upon the relatively small number of Scoped Products as compared to the rest of our product lines, as well as the relatively small percentage of the global supply of conflict minerals originating from the DRC Region, we believe that the risk that any suppliers are providing any conflict minerals to us that benefit the conflict in the DRC Region is remote. However, pursuant to our Policy and as part of the RCOI process, we asked all Relevant Suppliers to respond to the CMRT questions. Therefore, during the RCOI process, all Relevant Suppliers are asked to answer questions designed to determine whether they in fact provide non-recycled/non-scrap tin, tantalum, tungsten or gold (“3TG Minerals”) to our subsidiary companies and if so, whether they know from which smelters their 3TG Minerals have been processed. All Relevant Suppliers are also asked to identify what, if any, conflict free policies and due diligence procedures they have in place. Questions related to smelters and to their due diligence procedures are required as part of applicable post-RCOI due diligence requirements, and are asked along with the RCOI questions in order to expedite due diligence process and limit the volume of required communications with any individual supplier who may have provided 3TG Minerals that may be contained in a Scoped Product.

f)	Design to Respond to Identified Risks: Through the IT Interface as well as direct communications between RPM’s Senior Director of Global Compliance and subsidiary company responsible representatives of the Scoped Products, we established procedures whereby responses from Relevant Suppliers can be identified if a response rises to the level that causes someone to believe that a 3TG Mineral from the DRC Region could be contained in one of our products. When that occurs, review of the entirety of the due diligence portion of the questionnaire submitted by the Relevant Supplier is evaluated by an RPM representative or the relevant subsidiary company’s conflict minerals representative, and if needed, the Relevant Supplier will be contacted in order to clarify answers and to further identify smelters, the chain of custody of the direct material and to attempt to determine whether any mineral may have benefited the conflict in the DRC Region. Furthermore, in accordance with the Policy, any non-responsive suppliers may be ultimately considered by management of any applicable subsidiary for actions designed to mitigate any future risks of non-compliant behavior by a supplier that is related to conflict minerals.

g)	Follow-up with Relevant Suppliers: During the RCOI process we received written responses from many Relevant Suppliers of direct materials used to manufacture our Scoped Products. We used the due diligence measures described above with respect to these suppliers. Specifically, we reviewed the answers to all questions from the original questionnaires answered by those suppliers. Moreover, when the due diligence section of the questionnaire was not clear, we asked additional and specific questions of suppliers in an attempt to identify any smelters used to process their supplied direct materials and to determine if through their due diligence efforts the suppliers determined whether the sourced direct raw materials did in fact originate from the DRC Region, and if so if they could conclude whether any sourced minerals benefited the armed conflict in that region. As was the case last year, a few suppliers identified smelters they believed may source from the DRC Region, however, often it was difficult to determine whether the response from these suppliers was product-specific and exclusively covered products purchased by us, or whether it applied to the full spectrum of products they manufacture or sell. Therefore it was not possible to determine whether the declarations of possible sourcing from the DRC Region were connected to any of our Scoped Products. Additionally, as was the case last two years, many suppliers listed smelters of which we have been unable to determine whether those smelters source from the DRC Region.

3.	Independent Private Sector Audit

Based upon SEC guidance, an independent private sector audit of the due diligence framework conducted by us is not required for this CMR.

4.	Risk Mitigation/Future Due Diligence Measures

We continue to use an internally created IT Interface that we first used for the 2013 reporting period. We continue to find the internally created IT Interface to be better suited to the needs and processes RPM has adopted in its Policy than those provided by third-parties. However, as has been historically demonstrated since the 2013 reporting period, the information gathering process and the consolidation of collected information from suppliers is difficult and obtaining meaningful and relevant answers from suppliers is a cumbersome process.

A recurrent issue that we continue to attempt to mitigate is that many suppliers continue to be overburdened with the type, detail and number of inquiries, and therefore they continue to provide a “company-wide” response to specific inquiries (i.e., they provide responses that cover all of their products combined rather than specific responses for the distinct products sold to our subsidiary companies). Consequently, these suppliers have difficulty and are often reluctant to address specific questions related to a particular product purchased from them. For these suppliers, many of which are distributors and not manufacturers, responses indicating that 3TG Minerals are present and may have come from the DRC region only identify that one or more of their products may have Conflict Minerals implications, but such responses do not identify whether any one or more of the materials they supplied to us contains 3TG Minerals. In effect, these suppliers “over report” the existence of a 3TG Mineral and often identify smelters that may have no connection to direct raw materials we purchased from them. Therefore, such responses are not very informative or helpful. As in the past we continue to educate these suppliers and engage the purchasing representatives from our subsidiary manufacturers who have Relevant Suppliers to facilitate that education. However education alone may be insufficient. In some instances these suppliers are not located within the U.S. and may feel as though the law is wholly inapplicable to them, are not manufacturers, deal with hundreds of suppliers and manufacturers themselves, and/or are unfamiliar with the reporting obligations of publicly traded companies in the U.S.

Part II.  Scoped Product Descriptions and Information Known Regarding Chain of Custody of Scoped Products

As a result of the due diligence conducted on the Scoped Products as described in Part I, the following relevant information is provided:

A.	Carpet Cleaning, Structure Drying and Dehumidifying Hardware Products

1.	3TG Minerals: Tin, Tantalum, Gold and Tungsten are all relevant to these products.

2.	Smelters and Origin: Smelters Identified to RPM by Relevant Suppliers. [1]

Metal	Smelter	Country

Gold	Abington Reldan Metals, LLC	USA

Gold	Aida Chemical Industries Co., Ltd.	JAPAN

Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY

Gold	ALPHA ASSEMBLY	USA

Gold	Amalgamet Inc	PERU

Gold	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA

Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL

Gold	ANT Precision Indust	CHINA

Gold	ARY Aurum Plus (private, 1%)	UNITED ARAB EMIRATES

Gold	Asahi Pretec Corporation	JAPAN

Gold	Asahi Refining Canada Limited	CANADA

Gold	Asahi Refining USA Inc.	USA

Gold	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA

Gold	Asaka Riken Co., Ltd.	JAPAN

Gold	Asarco	UNITED STATES

Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY

Gold	Atlantic Metals	UNITED STATES

Gold	Atotech	GERMANY

Gold	AU Traders and Refiners	SOUTH AFRICA

[1]	On or about September 2014, the United States Department of Commerce published what it categorized as the “most comprehensive list to date of all known processing facilities [including smelters and refiners] in the world.” Department of Commerce Reporting Requirements Under Section 1502(d)(3)(C) of the Dodd-Frank Act World-Wide Conflict Minerals Reporting Facilities. That list identifies the following approximate number of processing facilities for each metal: 139 Gold, 68 Tantalum, 132 Tin, and 95 Tungsten. In response to our inquiries, Relevant Suppliers listed smelters that are not included within the list created by the United States Department of Commerce. However, in this CMR we list all reported “smelters” by our Relevant Suppliers that could potentially be pertinent to our Scoped Products regardless of whether those “smelters” were identified by the United States Department of Commerce.

Gold	AURA-II	USA

Gold	Aurubis AG	GERMANY

Gold	BALORE REFINERSGA	INDIA

Gold	Bangalore Refinery	INDIA

Gold	Bangalore Refinery Pvt Ltd	INDIA

Gold	Bangko Sentral ng Pilipinas (Central Bank of the P	PHILIPPINES

Gold	Bauer Walser AG	GERMANY

Gold	Bauer Walser AG	GERMANY

Gold	Beijing Zenith Materials	CHINA

Gold	Boliden AB	SWEDEN

Gold	Buffalo Tungsten	CHINA

Gold	Butterworth Smelter	MALAYSIA

Gold	C. Hafner GmbH + Co. KG	GERMANY

Gold	Caridad	MEXICO

Gold	CCR Refinery—Glencore Canada Corporation	CANADA

Gold	Cendres + Métaux SA	SWITZERLAND

Gold	ChangChun up-optech	CHINA

Gold	Che Chiang Chiang Li Solder Material Co., Ltd	CHINA

Gold	Chimet S.p.A.	ITALY

Gold	China National Gold Group Corporation	CHINA

Gold	China Steel Corporation	CHINA

Gold	Chugai Mining	JAPAN

Gold	CIF	BRAZIL

Gold	Codelco	CHILE

Gold	Colt Refining	UNITED STATES

Gold	Conghua Tantalum & Niobium Smeltery	CHINA

Gold	Cookson SEMPSA	SPAIN

Gold	Cooson Sempsa	SPAIN

Gold	CWB Materials	UNITED STATES

Gold	Dae Kil	KOREA, REPUBLIC OF

Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF

Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA

Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY

Gold	DODUCO GmbH	GERMANY

Gold	Dongguan Cheng Xu Hardware Products Co., Ltd.	CHINA

Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA

Gold	Dowa	JAPAN

Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF

Gold	E-CHEM Enterprise Corp	TAIWAN

Gold	Eco-System Recycling Co., Ltd.	JAPAN

Gold	electro metals	UNITED STATES

Gold	Electronic Materials Co., Ltd	CHINA

Gold	Elemetal Refining, LLC	USA

Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES

Gold	ENTHONE OMI	UNITED STATES

Gold	ERCEI	FRANCE

Gold	Ethiopian Minerals Development Share Company	ETHIOPIA

Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE

Gold	Fujian Jinxin Tungsten Co., Ltd.	CHINA

Gold	Fujian Nanping	CHINA

Gold	Funsur	BRAZIL

Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA

Gold	Ganzhou Seadragon W&Mo Co.,Ltd.	CHINA

Gold	Gauteng refinery	SOUTH AFRICA

Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA

Gold	Geib Refining Corporation	USA

Gold	Gejiu Yunxi Croup Corp	CHINA

Gold	Global Tungsten Powders	UNITED STATES

Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA

Gold	Guandong Jinding Material Co., Ltd.	CHINA

Gold	Guang Xi Hua Xi Corp	CHINA

Gold	Guangdong Jinding Gold Limited	CHINA

Gold	Guangxi huaxi group co., LTD	CHINA

Gold	Guangxi Pinggui PGMA Co., Ltd	CHINA

Gold	GuangZHou Jin Ding	CHINA

Gold	Guoda Safina High-Tech Environmental Refinery Co.,	CHINA

Gold	Hana-High Metal	MALAYSIA

Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA

Gold	Harmony Gold Refinery	SOUTH AFRICA

Gold	Hawkins Inc	UNITED STATES

Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF

Gold	Heesung(AGR Matthey)	AUSTRALIA

Gold	Heimerdinger	GERMANY

Gold	Heimerle + Meule GmbH	GERMANY

Gold	Henan Zhongyuan Refinery & Henan San Men Xia	CHINA

Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA

Gold	Henan Yuguang Gold and Lead Co., Ltd	CHINA

Gold	Heraeus Materials Singapore Pte Ltd	SINGAPORE

Gold	Heraeus Metals Hong Kong Ltd.	CHINA

Gold	Heraeus Precious Metals	UNITED STATES

Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY

Gold	Heraeus Zhaoyuan (Changshu) Electronic Material Co	CHINA

Gold	Hiroshima East Jinding Advanced Materials	CHINA

Gold	Hisikari Mine	JAPAN

Gold	HON HAI PRECISION IN	TAIWAN

Gold	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA

Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA

Gold	Hutti Gold Mines	INDIA

Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF

Gold	Hyundai-Steel	KOREA, REPUBLIC OF

Gold	IES Technical Sales	UNITED STATES

Gold	Indonesian Tin Ingot	INDONESIA

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Sh	CHINA

Gold	Inovan gmbh	GERMANY

Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN

Gold	Ishihara Chemical Co. Ltd.	JAPAN

Gold	Istanbul Gold Refinery	TURKEY

Gold	Italpreziosi S.p.A.	ITALY

Gold	Japan Mint	JAPAN

Gold	Japan pure chemical Co.,Ltd	JAPAN

Gold	Jiangxi Copper Company Limited	CHINA

Gold	Jiangxi Yichun	CHINA

Gold	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA

Gold	Jinlong Copper Co., Ltd.	CHINA

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plan	RUSSIAN FEDERATION

Gold	JSC Uralelectromed	RUSSIAN FEDERATION

Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN

Gold	K.A.Rasmussen as	NORWAY

Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES

Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA

Gold	Kazakhmys Smelting LLC	KAZAKHSTAN

Gold	Kazzinc	KAZAKHSTAN

Gold	Kennecott Utah Copper LLC	USA

Gold	Kennemetal Inc	UNITED STATES

Gold	Ketabang	INDONESIA

Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND

Gold	Kojima Chemicals Co., Ltd.	JAPAN

Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF

Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF

Gold	KOVOHUTE PRÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC

Gold	Kundur Smelter	INDONESIA

Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA

Gold	Kyrgyzaltyn JSC	KYRGYZSTAN

Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION

Gold	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD	CHINA

Gold	L’azurde Company For Jewelry	SAUDI ARABIA

Gold	LBMA	GERMANY

Gold	LEYBOLD CO.,LTD.	JAPAN

Gold	Lingbao Gold Co., Ltd.	CHINA

Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA

Gold	Linqu Xianggui Smelter Co. Ltd.	CHINA

Gold	London Bullion Market Association	UNITED KINGDOM

Gold	L’Orfebre S.A.	ANDORRA

Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF

Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA

Gold	macderlun	CHINA

Gold	Marsam Metals	BRAZIL

Gold	Materion	USA

Gold	Matsuda Sangyo Co., Ltd.	JAPAN

Gold	Mead Metals	UNITED STATES

Gold	Mentok Smelter	INDONESIA

Gold	Metal Do	JAPAN

Gold	Metallic Resources Inc	UNITED STATES

Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA

Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE

Gold	Metalor Technologies (Suzhou) Ltd.	CHINA

Gold	Metalor Technologies SA	SWITZERLAND

Gold	Metalor USA Refining Corporation	USA

Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO

Gold	Midwest Tungsten Wire Co.	UNITED STATES

Gold	Ming Li Jia smelt Metal Factory	CHINA

Gold	Mits-Tec (Shanghai) Co. Ltd.	CHINA

Gold	Mitsubishi Materials Corporation	JAPAN

Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG

Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN

Gold	MK electron	KOREA, REPUBLIC OF

Gold	MMTC-PAMP India Pvt., Ltd.	INDIA

Gold	Modeltech Sdn Bhd	MALAYSIA

Gold	Morris and Watson	NEW ZEALAND

Gold	Morris and Watson Gold Coast	AUSTRALIA

Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION

Gold	N.E. CHEMCAT Corporation	JAPAN

Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY

Gold	Nandan China Huaxi Group	CHINA

Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN

Gold	Newton,MA	UNITED STATES

Gold	NGHE TIN NON-FERROUS METAL	VIET NAM

Gold	Nihon Genma MFG Co., Ltd.	THAILAND

Gold	Nihon Kagaku Sangyo Co., Ltd	JAPAN

Gold	Nihon Material Co., Ltd.	JAPAN

Gold	Niihama Nickel Refinery	JAPAN

Gold	Ningbo Kangqiang	CHINA

Gold	Nippon Mining & Metals	JAPAN

Gold	North American Tungsten	UNITED STATES

Gold	NTET, Thailand	THAILAND

Gold	Ogussa Osterreichische Gold- und Silber-Scheideans	AUSTRIA

Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals P	RUSSIAN FEDERATION

Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION

Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION

Gold	OM Manufacturing Phils. Inc.	PHILIPPINES

Gold	PAMP SA	SWITZERLAND

Gold	Pease & Curren	USA

Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA

Gold	PERUSAHAAN SADUR TIMAH MALAYSIA(PERSTIMA)BERHAD	MALAYSIA

Gold	Planta Recuperadora de Metales SpA	CHILE

Gold	Posco	KOREA, REPUBLIC OF

Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION

Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA

Gold	PT DS JAYA ABADI	INDONESIA

Gold	PT Indra Eramulti Logam Industri	INDONESIA

Gold	PT Panca Mega	INDONESIA

Gold	PT Refined Bangka Tin	INDONESIA

Gold	PT Supra Sukses Trinusa	INDONESIA

Gold	PT Tambang Timah Tbk (Persero)	INDONESIA

Gold	Public security bureau	CHINA

Gold	Pure Technology	RUSSIAN FEDERATION

Gold	PX Précinox SA	SWITZERLAND

Gold	Qguangxi China Tin Metal Materials Branch	CHINA

Gold	Qualitek delta philippines inc.	PHILIPPINES

Gold	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA

Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA

Gold	Realized the enterprise co.,ltd.	CHINA

Gold	REDSUN	TAIWAN

Gold	Remondis Argentia B.V.	NETHERLANDS

Gold	Republic Metals Corporation	USA

Gold	Rohm & Hass	CHINA

Gold	Royal Canadian Mint	CANADA

Gold	SA precious Metals	SOUTH AFRICA

Gold	SAAMP	FRANCE

Gold	Sabin Metal Corp.	USA

Gold	Safimet S.p.A	ITALY

Gold	SAFINA A.S.	CZECH REPUBLIC

Gold	Sai Refinery	INDIA

Gold	Samduck Precious Metals	KOREA, REPUBLIC OF

Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF

Gold	Sanmenxia HengSheng	CHINA

Gold	SAXONIA Edelmetalle GmbH	GERMANY

Gold	Schone Edelmetaal B.V.	NETHERLANDS

Gold	Scotia Mocatta	HONG KONG

Gold	SEMPSA Joyería Platería SA	SPAIN

Gold	Sendi (Japan): Kyocera Corporation	JAPAN

Gold	SGS BOLIVIA S.A.	BOLIVIA

Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA

Gold	Shandong Humon Smelting Co., Ltd.	CHINA

Gold	Shandong Tiancheng Biological Gold Industrial Co.,	CHINA

Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA

Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA

Gold	shang hai gold trader	CHINA

Gold	ShangDongZhaoJinLiFu noble metal CO.,LTD.	CHINA

Gold	Shanghai Gold Exchange	CHINA

Gold	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA

Gold	Shen Mao Solder (M)Sdn Bhd	MALAYSIA

Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA

Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA

Gold	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA

Gold	Sichuan Metals & Materials Imp & Exp Co	CHINA

Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA

Gold	Sin Asahi Solder(M)Sdn Bhd	CHINA

Gold	Sincemat Co, Ltd	CHINA

Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA

Gold	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA

Gold	So Accurate Group, Inc.	USA

Gold	So Accurate Refing Group	UNITED STATES

Gold	SOE Shyolkovsky Factory of Secondary Precious Meta	RUSSIAN FEDERATION

Gold	Sojitz Corporation	JAPAN

Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA

Gold	Soochow University	CHINA

Gold	Standard Bank	HONG KONG

Gold	State Research Institute Center for Physical Scien	LITHUANIA

Gold	Sumisho Material Corporation	JAPAN

Gold	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES

Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN

Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF

Gold	Super Dragon Technology Co., Ltd.	CHINA

Gold	Suzhou Xingrui Noble	CHINA

Gold	Tai zhou chang san Jiao electron Co.,Ltd	CHINA

Gold	Taicang City Nancang Metal Material Co., Ltd	CHINA

Gold	Taiwan Total Co. Ltd.	TAIWAN

Gold	Tamura	JAPAN

Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN

Gold	Technic Inc.	USA

Gold	THE HUTTI GOLD MINES CO.LTD	INDIA

Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA

Gold	Timah Company	INDONESIA

Gold	Tokuriki Honten Co., Ltd.	JAPAN

Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA

Gold	Tony Goetz NV	BELGIUM

Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN

Gold	Torecom	KOREA, REPUBLIC OF

Gold	Triumph Northwest	UNITED STATES

Gold	Umicore Brasil Ltda.	BRAZIL

Gold	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE

Gold	Umicore Precious Metals Thailand	THAILAND

Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM

Gold	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA

Gold	United Precious Metal Refining, Inc.	USA

Gold	Universal Precious Metals Refining Zambia	ZAMBIA

Gold	Univertical International (Suzhou) Co., Ltd	CHINA

Gold	Uyemura	UNITED STATES

Gold	W.C. Heraeus GmbH	GERMANY

Gold	WATANABE ELECTRIC	JAPAN

Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA

Gold	WIELAND Edelmetalle GmbH	GERMANY

Gold	Williams/ Williams Brewster	UNITED STATES

Gold	Wort Wayne Wire Die	UNITED STATES

Gold	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA

Gold	Wuxi Middle Treasure Materials	CHINA

Gold	wuxi yunxi	CHINA

Gold	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA

Gold	Xin Tongding	CHINA

Gold	XIN WANG copper smelter	CHINA

Gold	Xstrata Canada Corpo	CANADA

Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN

Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA

Gold	Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA

Gold	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA

Gold	Yokohama Metal Co., Ltd.	JAPAN

Gold	Yoo Chang Metal Inc.	KOREA, REPUBLIC OF

Gold	YTMM	CHINA

Gold	Yu Material (Suzhou) Co., Ltd.	CHINA

Gold	Yunnan Copper Industry Co., Ltd.	CHINA

Gold	Yunnan Metallurgical	CHINA

Gold	YUNSIN	CHINA

Gold	Yuntinic Chemical GmbH	GERMANY

Gold	Yutinic Resources	UNITED STATES

Gold	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA

Gold	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA

Gold	Zhaoyuan gold smelting co., LTD	CHINA

Gold	Zhongjin Gold	CHINA

Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA

Gold	Zhongshan Public Security Bureau, Guangdong Provin	CHINA

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporatio	CHINA

Gold	Zhuhai City—Yuxin Xi Co.	CHINA

Gold	Zhuhai Horyison Solder Co.,Ltd	CHINA

Gold	ZHUZHOU SMELTER GROUP CO., LTD	CHINA

Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA

Gold	Zu Hai Haiyuxin Tin Products Co., Ltd.	CHINA

Tin	A.M.P.E.R.E. Deutsch	GERMANY

Tin	AFICA	FRANCE

Tin	AIM	CANADA

Tin	ALLTECH METAL	FRANCE

Tin	Alpha	UNITED STATES

Tin	American Iron and Metal S.E.C.	CANADA

Tin	An Thai Minerals Co., Ltd.	VIET NAM

Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM

Tin	ATI Metalworking Products	UNITED STATES

Tin	Atlas Pacific	UNITED STATES

Tin	Aurubis	UNITED STATES

Tin	Aurubis Netherlands	NETHERLANDS

Tin	B T Solders Pvt Ltd	INDIA

Tin	Balver Zinn	GERMANY

Tin	Bangka	INDONESIA

Tin	Best Metais e Soldas S.A.	BRAZIL

Tin	CFC Cooperativa dos Fundidores de Cassiterita da A	BRAZIL

Tin	Chemtreat Consultant	INDIA

Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA

Tin	CHIA FAR	TAIWAN

Tin	China Tin Group Co., Ltd.	CHINA

Tin	China Tin Smelter Co. Ltd.	CHINA

Tin	CIMSA, S.A.	SPAIN

Tin	Colonial Metals	UNITED STATES

Tin	Complejo Metalurgico Vinto S.A.	BOLIVIA

Tin	Cooper Santa	BRAZIL

Tin	CSC Pure Technologies	RUSSIAN FEDERATION

Tin	CV DS Jaya Abadi	INDONESIA

Tin	CV Dua Sekawan	INDONESIA

Tin	CV Duta Putra Bangka	INDONESIA

Tin	CV Gita Pesona	INDONESIA

Tin	CV JusTindo	INDONESIA

Tin	CV Makmur Jaya	INDONESIA

Tin	CV Prima Timah Utama	INDONESIA

Tin	CV Tiga Sekawan	INDONESIA

Tin	CV United Smelting	INDONESIA

Tin	CV Venus Inti Perkasa	INDONESIA

Tin	Da Nang Processing Import and Export Joint Stock	VIET NAM

Tin	Daewoo International	KOREA, REPUBLIC OF

Tin	Dowa Metaltech Co., Ltd.	JAPAN

Tin	Eagle Brass	UNITED STATES

Tin	Egli Fischer	SWITZERLAND

Tin	Electro Metal Pte	SINGAPORE

Tin	Electro-Mechanical Facility of the Cao Bang Minera	VIET NAM

Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)

Tin	Empresa Metalúrgica Vinto (Government, 1%)	BOLIVIA (PLURINATIONAL STATE OF)

Tin	Estanho de Rondônia S.A.	BRAZIL

Tin	Eximetal S.A.	ARGENTINA

Tin	Feinhütte Halsbrücke GmbH	GERMANY

Tin	Fenix Metals	POLAND

Tin	First copper Technology Co. Ltd.	TAIWAN, PROVINCE OF CHINA

Tin	Furukawa Electric	JAPAN

Tin	GA AVRIL	UNITED STATES

Tin	Gebryeder Kemper GMBH	GERMANY

Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA

Tin	Gejiu Jinye Mineral Company	CHINA

Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA

Tin	Glencore	CANADA

Tin	Gold Bell Group	CHINA

Tin	Gold Bell Group	CHINA

Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA

Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA

Tin	H. Kramer & Co.	UNITED STATES

Tin	Hawkins, Inc	UNITED STATES

Tin	Hayes Metals	NEW ZEALAND

Tin	Hayes Metals Pty Ltd	AUSTRALIA

Tin	HEESUNG MATERIAL	KOREA, REPUBLIC OF

Tin	Heraeus Deutschland GmbH & Co. KG	GERMANY

Tin	Heraeus Materials Technology GmbH & Co. KG	GERMANY

Tin	HL Thorne	UNITED KINGDOM

Tin	Honeywell Electronic Materials, Inc	USA

Tin	HongQiao metal parts	CHINA

Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA

Tin	HUAHONG CO., LTD	CHINA

Tin	Huanggang City Tongding Metal Material Co., Ltd.	CHINA

Tin	Huaxi Guangxi Group	CHINA

Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA

Tin	HUICHANG JINSHUNDA TIN CO., LTD.	CHINA

Tin	IMLI	INDONESIA

Tin	Impag AG	SWAZILAND

Tin	Imperial Zinc	UNITED STATES

Tin	Ind. Minera Mexico	MEXICO

Tin	Indústria Brasileira De Ferro Ligas Ltda.	BRAZIL

Tin	Ing.Josef Korínek	CZECH REPUBLIC

Tin	i-TSCL	GERMANY

Tin	JalanPantai/Malaysia	MALAYSIA

Tin	Jean Goldschmidt International S.A.	BELGIUM

Tin	Jiangxi Jinlian	CHINA

Tin	Jiangxi New Nanshan Technology Ltd.	CHINA

Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA

Tin	Jiaxing Goodway Hardware Co., Ltd.	CHINA

Tin	Jin Zhou	CHINA

Tin	Jost Josef KG Westfalenzinn	GERMANY

Tin	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA

Tin	KARAS PLATING LTD	UNITED KINGDOM

Tin	KCM AD PLOVDIV	BULGARIA

Tin	KIESOW DR. BRINKMAN	GERMANY

Tin	KME France	FRANCE

Tin	KME Germany	GERMANY

Tin	Koepp Schaum GmbH	GERMANY

Tin	KOKI JAPAN	JAPAN

Tin	Kuan Shuo Ind. Co., Ltd.	TAIWAN

Tin	Kunshan into the solder manufacturing co., LTD	CHINA

Tin	Kupol	RUSSIAN FEDERATION

Tin	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA

Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA

Tin	Liuzhou China Tin	CHINA

Tin	M&R Claushuis BV	NETHERLANDS

Tin	Ma On Shunguang Smelting Plant	CHINA

Tin	MacDermid	UNITED STATES

Tin	MacDermid GmbH	GERMANY

Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL

Tin	MANAAS MEYERLARGICAL	INDIA

Tin	Materials Eco-Refining CO.,LTD	JAPAN

Tin	MBO	FRANCE

Tin	MCP Metal Specialist Inc.	UNITED KINGDOM

Tin	MEDEKO CAST s.r.o.	SLOVENIA

Tin	Melt Metais e Ligas S/A	BRAZIL

Tin	Metallic Resources, Inc.	USA

Tin	Metallo Spain S.L.U.	SPAIN

Tin	Metallo-Chimique N.V.	BELGIUM

Tin	MetallumMetalTrading	SWITZERLAND

Tin	Minchai Metal Indust	CHINA

Tin	Mineracao Taboca SA	BRAZIL

Tin	Mineral-Metal s.r.o.	CZECH REPUBLIC

Tin	Ming Li Jia smelt Metal Factory	CHINA

Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA

Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA

Tin	Minsur	PERU

Tin	Mitsubishi Materials Corporation	JAPAN

Tin	Modeltech Sdn Bhd	MALAYSIA

Tin	MSC	MALAYSIA

Tin	Nancang Metal Material Co.,Ltd	CHINA

Tin	Nathan Trotter & Co	UNITED STATES

Tin	Nathan Trotter & Co., Inc.	USA

Tin	Neuhaus	GERMANY

Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM

Tin	Nihon Kagaku Sangyo Co., Ltd.	JAPAN

Tin	Nihon Superior Co., Ltd.	JAPAN

Tin	Nippon Filler Metals, Ltd.	JAPAN

Tin	Norteña de Metales, SA	SPAIN

Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION

Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND

Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES

Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)

Tin	Phoenix Metal Ltd.	RWANDA

Tin	PIREKS	TURKEY

Tin	Prifer Com de Sucata	BRAZIL

Tin	PT Alam Lestari Kencana	INDONESIA

Tin	PT Aries Kencana Sejahtera	INDONESIA

Tin	PT Artha Cipta Langgeng	INDONESIA

Tin	PT Babel Inti Perkasa	INDONESIA

Tin	PT Babel Surya Alam Lestari	INDONESIA

Tin	PT Bangka Kudai Tin	INDONESIA

Tin	PT Bangka Prima Tin	INDONESIA

Tin	PT Bangka Putra Karya	INDONESIA

Tin	PT Bangka Serumpun	INDONESIA

Tin	PT Bangka Timah Utama Sejahtera	INDONESIA

Tin	PT Bangka Tin Industry	INDONESIA

Tin	PT Belitung Industri Sejahtera	INDONESIA

Tin	PT BilliTin Makmur Lestari	INDONESIA

Tin	PT Cipta Persada Mulia	INDONESIA

Tin	PT DS Jaya Abadi	INDONESIA

Tin	PT Eunindo Usaha Mandiri	INDONESIA

Tin	PT Fang Di MulTindo	INDONESIA

Tin	PT HP Metals Indonesia	INDONESIA

Tin	PT Indra Eramulti Logam Industri	INDONESIA

Tin	PT Indra Eramulti Logam Industri	INDONESIA

Tin	PT Inti Stania Prima	INDONESIA

Tin	PT Justindo	INDONESIA

Tin	PT Karimun Mining	INDONESIA

Tin	PT Kijang Jaya Mandiri	INDONESIA

Tin	PT Koba Tin	INDONESIA

Tin	PT Koba Tin	INDONESIA

Tin	PT Lautan Harmonis Sejahtera	INDONESIA

Tin	PT Menara Cipta Mulia	INDONESIA

Tin	PT Mitra Stania Prima	INDONESIA

Tin	PT O.M. Indonesia	INDONESIA

Tin	PT Panca Mega Persada	INDONESIA

Tin	PT Pelat Timah Nusantara Tbk	INDONESIA

Tin	PT Premium Tin Indonesia	INDONESIA

Tin	PT Prima Timah Utama	INDONESIA

Tin	PT Refined Bangka Tin	INDONESIA

Tin	PT Sariwiguna Binasentosa	INDONESIA

Tin	PT Seirama Tin Investment	INDONESIA

Tin	PT Singkep Times Utama	INDONESIA

Tin	PT Stanindo Inti Perkasa	INDONESIA

Tin	PT Sukses Inti Makmur	INDONESIA

Tin	PT Sumber Jaya Indah	INDONESIA

Tin	PT Timah	INDONESIA

Tin	PT Timah (Persero) Tbk Kundur	INDONESIA

Tin	PT Timah (Persero) Tbk Mentok	INDONESIA

Tin	PT Tirus Putra Mandiri	INDONESIA

Tin	PT Tommy Utama	INDONESIA

Tin	PT Wahana Perkit Jaya	INDONESIA

Tin	PT Yinchendo Mining Industry	INDONESIA

Tin	PT.CITRALOGAM	INDONESIA

Tin	PT.CITRALOGAM ALPHASEJAHTERA	INDONESIA

Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA

Tin	RBT	INDONESIA

Tin	Resind Industria e Comercio Ltda.	BRAZIL

Tin	REYNOLDS	FRANCE

Tin	Rohm & Haas	GERMANY

Tin	Rohm & Hass	CHINA

Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA

Tin	S Company	THAILAND

Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd	KOREA, REPUBLIC OF

Tin	SAN-ETSU METALS	JAPAN

Tin	SARBAK	TURKEY

Tin	Sevotrans	GERMANY

Tin	Shanghai Hubao Coppe	CHINA

Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA

Tin	Shanghai Yueqiang Metal Products Co., Ltd.	CHINA

Tin	Showa Kako	JAPAN

Tin	Singapore Asahi Chemical & Solder Industries	SINGAPORE

Tin	Sipi Metals Corp	UNITED STATES

Tin	Sizer Metals PTE	SINGAPORE

Tin	Smclting&Refining	THAILAND

Tin	Snow up to the city of suzhou chemical CO.,LTD.	CHINA

Tin	Soft Metais Ltda.	BRAZIL

Tin	Solder Coat CO., LTD	JAPAN

Tin	SORIMETAL	FRANCE

Tin	Standard Lublin Sp. z o.o. (intermediary)	POLAND

Tin	Sundwigger Messingwerk	GERMANY

Tin	Super Ligas	BRAZIL

Tin	Swissmetal	SWITZERLAND

Tin	Swopes Salvage	UNITED STATES

Tin	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA

Tin	Tambang Timah	INDONESIA

Tin	Technic Inc.	UNITED STATES

Tin	Teck Metals Ltd	CANADA

Tin	Termomecanica	BRAZIL

Tin	Thailand Smelting & Refining Co., Ltd. (THAISRCO)	THAILAND

Tin	The Miller Company	UNITED STATES

Tin	ThyssenKrupp	GERMANY

Tin	Timah Indonesian State Tin Corporation	INDONESIA

Tin	TODINI AND CO SPA	ITALY

Tin	Traxys	FRANCE

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM

Tin	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN

Tin	United States of America Univertical International	CHINA

Tin	Univertical Corp	UNITED STATES

Tin	Unvertical International(Suzhou)Co.,Ltd	CHINA

Tin	Vishay Intertechnology	CHINA

Tin	Vitkovicke slevarny	CZECH REPUBLIC

Tin	VQB Mineral and Trading Group (CID215)	VIET NAM

Tin	VQB Mineral and Trading Group JSC	VIET NAM

Tin	Watanabe Plating co.	JAPAN

Tin	Westfalenzinn J. Jos	GERMANY

Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL

Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL

Tin	Wieland Metals	UNITED STATES

Tin	Wildshaw Ltd.	UNITED KINGDOM

Tin	Wilhelm Westmetall, Germany	GERMANY

Tin	Winter Metalle GmbH	GERMANY

Tin	XiHai	CHINA

Tin	Yifeng Xi Industry (Chenzhou) Co., Ltd.	CHINA

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA

Tin	Yunnan Geiju Zili Metallurgy Co. Ltd.	CHINA

Tin	Yunnan Geiju Zili Metallurgy Co. Ltd.	CHINA

Tin	Yunnan Metallurgical Group Co.,Ltd	CHINA

Tin	Yunnan Tin Company Limited	CHINA

Tin	YunXi	CHINA

Tin	Zhejiang Huangyan Xinqian Electrical Parts Factory	CHINA

Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA

Tin	Zhuhbi Horyison Solder Co., Ltd.	CHINA

Tin	Zuhai Horyison Solder Co.,Ltd.	CHINA

Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN

Tungsten	ACL Metais Eireli	BRAZIL

Tungsten	Air Products	UNITED STATES

Tungsten	Alldyne Powder Technologies	AMERICAN SAMOA

Tungsten	Alloys Imphy	FRANCE

Tungsten	Alta Group	AMERICAN SAMOA

Tungsten	ATC(Asia Tungsten Product Co., Ltd)	VIET NAM

Tungsten	ATI Metalworking Products	USA

Tungsten	AVX Corporation	UNITED STATES

Tungsten	Cabot Corporation	UNITED STATES

Tungsten	Canon-Muskegon Corp	UNITED STATES

Tungsten	Chengdu yemao chemical co., LTD	CHINA

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA

Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA

Tungsten	Exotech.Inc	KAZAKHSTAN

Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA

Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA

Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA

Tungsten	Gerard Daniel Worldw	UNITED STATES

Tungsten	Global Tungsten & Powders Corp.	USA

Tungsten	Golden Egret	CHINA

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA

Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY

Tungsten	H.C. Starck Tungsten GmbH	GERMANY

Tungsten	Hitachi Metals, Ltd., Yasugi Works	JAPAN

Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA

Tungsten	Hunan Chun-chang Non-ferrous Smelting & Concentrat	CHINA

Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA

Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION

Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co	JAPAN

Tungsten	Japan New Metals Co., Ltd.	JAPAN

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA

Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., L	CHINA

Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA

Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemica	CHINA

Tungsten	Jiangxi Tungsten Co.,Ltd	CHINA

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA

Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Lt	CHINA

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA

Tungsten	Jiujiang Tanbre	CHINA

Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN

Tungsten	Kennametal Fallon	USA

Tungsten	Kennametal Huntsville	USA

Tungsten	Kyocera	JAPAN

Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co.	CHINA

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA

Tungsten	Mehra Ferro-Alloys Pvt Ltd.	INDIA

Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES

Tungsten	Moliren Ltd	RUSSIAN FEDERATION

Tungsten	Moliren Ltd.	RUSSIAN FEDERATION

Tungsten	Nanchang Cemented Carbide Limited Liability Compan	CHINA

Tungsten	Nankang Jingfeng Mining Ltd	CHINA

Tungsten	Niagara Refining LLC	USA

Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA

Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufactur	VIET NAM

Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES

Tungsten	PLANSEE SE	AUSTRIA

Tungsten	Pobedit, JSC	RUSSIAN FEDERATION

Tungsten	South-East Nonferrous Metal Company Limited of Hen	CHINA

Tungsten	Sylham	UNITED STATES

Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM

Tungsten	Tungsten Diversified Industries LLC	USA

Tungsten	ugitech	FRANCE

Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION

Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM

Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA

Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION

Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA

Tungsten	Xiamen Tungsten Co., Ltd.	CHINA

Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material	CHINA

Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA

Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA

B.	Nail Polish

1.	3TG Mineral: Gold is relevant to this product.

2.	Smelters and Origin: Smelters Identified to RPM by Relevant Supplier.

Metal	Smelter	Country

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY

Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL

Gold	Argor-Heraeus S.A.	SWITZERLAND

Gold	Aurubis AG	GERMANY

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILLIPINES

Gold	Boliden AB	SWEDEN

Gold	C. Hafner GmbH + Co. KG	GERMANY

Gold	Chimet S.p.A.	ITALY

Gold	Dowa	JAPAN

Gold	Heimerle + Meule GmbH	GERMANY

Gold	Heraeus Metals Hong Kong Ltd.	CHINA

Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY

Gold	Istanbul Gold Refinery	TURKEY

Gold	Asahi Refining USA Inc.	USA

Gold	Asahi Refining Canada Ltd.	CANADA

Gold	Kennecott Utah Copper LLC	USA

Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA

Gold	Metalor Technologies S.A.	SWITZERLAND

Gold	Metalor USA Refining Corporation	USA

Gold	PAMP S.A.	SWITZERLAND

Gold	Royal Canadian Mint	CANADA

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA

Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN

Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM

Gold	United Precious Metal Refining, Inc.	USA

C.	Industrial Woodfinishes

1.	3TG Mineral: Tin is relevant to this product.

2.	Smelters and Origin: Smelters Identified to RPM by Relevant Supplier.

Metal	Smelter	Country

Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)

Tin	PT Tinindo Inter Nusa	INDONESIA

Tin	Minsur	PERU

Tin	Thaisarco	THAILAND

Tin	PT Refined Bangka Tin	INDONESIA

Tin	PT Mitra Stania Prima	INDONESIA

Tin	PT Timah (Persero) Tbk Mentok	INDONESIA

Tin	Fenix Metals	POLAND

Tin	Metallo-Chimique N.V.	BELGIUM

Tin	Mitsubishi Materials Corporation	JAPAN

Tin	PT ATD Makmur Mandiri Jaya	INDONESIA

Tin	PT Sariwiguna Binasentosa	INDONESIA

Tin	PT Bangka Tin Industry	INDONESIA

Tin	PT Belitung Industri Sejahtera	INDONESIA

Tin	PT Babel Inti Perkasa	INDONESIA

Tin	Cooper Santa	BRAZIL